Summary of Estimated Fair Value of Available-For-Sale Debt Investments (Detail) ¥ in Millions, $ in Millions	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Investments, Debt and Equity Securities [Abstract]
Due in 1 year	¥ 1,793	$ 246	¥ 0
Due in 1 year through 5 years	870	119	2,154
Not due at a single maturity date	3,697	506	1,528
Total	¥ 6,360	$ 871	¥ 3,682